LETTER OF TRANSMITTAL

                          LAS VEGAS SANDS, INC. and
                         VENETIAN CASINO RESORT, LLC
                           Offer to Exchange their
                         12 1/4% Mortgage Notes due 2004
                        (the "New Mortgage Notes") and
                   14 1/4% Senior Subordinated Notes due 2005
                  (the "New Senior Subordinated Notes" and,
            together with the New Mortgage Notes, the "New Notes")
         which have been registered under the Securities Act of 1933 for any and all of their outstanding
                         12 1/4% Mortgage Notes due 2004
                     (the "Existing Mortgage Notes") and
                   14 1/4% Senior Subordinated Notes due 2005
                (the "Existing Senior Subordinated Notes" and,
       together with the Existing Mortgage Notes, the "Existing Notes")
               Pursuant to the Prospectus, dated ________, 1998

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THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME ON
________, 1998 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

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             To:  First Trust National Association, Exchange Agent

                          First Trust National
                          Association
                          180 East 5th Street
                          St. Paul, MN  55101
                          Attn: Corporate Finance
                                Rick Prokosch

                             For information call:
                                (612) 244-0721
                              Fax: (612) 244-0711

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

      List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Notes should be listed on a separate signed schedule affixed hereto.

----------------------------------------------------------------------------------------

   DESCRIPTION OF EXISTING MORTGAGE NOTES        (1)           (2)            (3)
----------------------------------------------------------------------------------------
   Name(s) and Address(es) of Registered     Certificate    Principal      Principal
                 Holder(s)                    Number(s)*    Amount of      Amount of
         (Please fill in, if blank)                          Existing       Existing
                                                          Mortgage Notes    Mortgage
                                                                             Notes
                                                                            Tendered
                                                                         (if less than
                                                                             all)**
----------------------------------------------------------------------------------------

                                             -------------------------------------------

                                             -------------------------------------------

                                             -------------------------------------------

                                             -------------------------------------------

----------------------------------------------------------------------------------------

*    Need not be completed by book-entry holders
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Existing Mortgage Notes.

----------------------------------------------------------------------------------------
DESCRIPTION OF EXISTING SENIOR SUBORDINATED      (1)           (2)            (3)
                   NOTES

----------------------------------------------------------------------------------------
   Name(s) and Address(es) of Registered     Certificate    Principal      Principal
                 Holder(s)                    Number(s)*    Amount of      Amount of
         (Please fill in, if blank)                          Existing       Existing
                                                              Senior         Senior
                                                           Subordinated   Subordinated
                                                              Notes          Notes
                                                                            Tendered
                                                                         (if less than
                                                                             all)**
----------------------------------------------------------------------------------------

                                             -------------------------------------------

                                             -------------------------------------------

                                             -------------------------------------------

                                             -------------------------------------------

----------------------------------------------------------------------------------------

*    Need not be completed by book-entry holders
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Existing Senior Subordinated Notes.

      The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated _______, 1998 (the "Prospectus"), of Las Vegas Sands, Inc., a Nevada corporation, and Venetian Casino Resort, LLC, a Nevada limited liability company (collectively, the "Issuers"), and this Letter of Transmittal (the "Letter"), which together constitute the Issuers' offer (the "Exchange Offer") to exchange up to $425,000,000 aggregate principal amount of the New Mortgage Notes and $97,500,000 aggregate principal amount of the New Senior Subordinated Notes, for a like principal amount of the Issuers' issued and outstanding Existing Mortgage Notes and Existing Senior Subordinated Notes.

      The undersigned has completed the appropriate boxes above and below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

       This Letter is to be used either if certificates of Existing Notes are to be forwarded herewith or if delivery of Existing Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offer-Procedures for Tendering Existing Notes" in the Prospectus; provided, however, that tenders of the Existing Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program. Delivery of this Letter and any other required documents should be made to the Exchange Agent. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

       Holders whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Existing Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer-Procedures for Tendering Existing Notes." See Instruction 1.

[ ] CHECK HERE IF EXISTING MORTGAGE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution
                                   ---------------------------------------------
      [ ] The Depository Trust Company

      Account Number
                     -----------------------------------------------------------

      Transaction Code Number
                              --------------------------------------------------

[ ] CHECK HERE IF EXISTING MORTGAGE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

      Name of Registered Holder(s)
                                   ---------------------------------------------

      Name of Eligible Institution that Guaranteed Delivery
                                                            --------------------

      If delivered by book-entry transfer:

      Account Number
                     -----------------------------------------------------------

      Date of execution of Notice of Guaranteed Delivery
                                                         -----------------------

[ ] CHECK HERE IF EXISTING SENIOR SUBORDINATED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution
                                    --------------------------------------------
      [ ] The Depository Trust Company

      Account Number
                     -----------------------------------------------------------

      Transaction Code Number
                              --------------------------------------------------

[ ] CHECK HERE IF EXISTING SENIOR SUBORDINATED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELEVERY AND COMPLETE THE FOLLOWING:

      Name of Registered Holder(s)
                                    --------------------------------------------
      Name of Eligible Institution that Guaranteed Delevery
                                                           ---------------------
      If delivered by book-entry transfer:

      Account Number
                    ------------------------------------------------------------

      Date of execution of Notice of Guaranteed Delivery
                                                        ------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:
            --------------------------------------------------------------------

      Address:
               -----------------------------------------------------------------

      If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Notes received in exchange for Existing Notes where such Existing Notes were acquired as a result of market-making activities or other trading activities. The Issuers have agreed that, for a period of 180 days after the Expiration Date, it will make the Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the aggregate principal amount of Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Existing Notes as are being tendered hereby.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes tendered hereby and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuers. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby.

      The undersigned also acknowledges that this Exchange Offer is being made in reliance on the Issuers' belief, based on interpretations by the staff of the Securities and Exchange Commission (the "SEC") to third parties in unrelated transactions, that the New Notes issued in exchange for the Existing Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act") or (ii) any broker-dealer that purchase Notes from the Issuers to resell pursuant to Rule 144A under the Securities Act ("Rule 144A") or any other available exemption) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such New Notes and are not participating in, and do not intend to participate in, the distribution of such New Notes. The undersigned acknowledges that any holder of Existing Notes using the Exchange Offer to participate in a distribution of the New Notes (i) cannot rely on the position of the staff of the SEC enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13,
1989) or similar letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

      The undersigned represents that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangement or understanding with any person to participate in the distribution of such New Notes and is not participating in, and does not intend to participate in, the distribution of such New Notes, and (iii) such holder is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuers or, if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

      If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes that were acquired as a result of marketBmaking activities or other trading as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Notes received in exchange for Existing Notes where such Existing Notes were acquired as a result of marketBmaking activities or other trading activities. The Issuers have agreed that, for a period of 180 days after the Expiration Date, it will make the Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.

      The undersigned, if a California resident, hereby further represents and warrants that the undersigned (or the beneficial owner of the Existing Notes tendered hereby, if not the undersigned) (i) is a bank, savings and loan association, trust company, insurance company, investment company registered under the Investment Company Act of 1940, pension or profit-sharing trust (other than a pension or profit-sharing trust of the Issuers, a self-employed individual retirement plan, or individual retirement account), or a corporation which has a net worth on a consolidated basis according to its most recent audited financial statement of not less than $14,000,000, and (ii) is acquiring the New Notes for its own account for investment purposes (or for the account of the beneficial owner of such New Notes for investment purposes).

      All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter.

      The undersigned understands that tenders of the Existing Notes pursuant to any one of the procedures described under "The Exchange Offer-Procedures for Tendering Existing Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers in accordance with the terms and subject to the conditions of the Exchange Offer.

      The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer-Certain Conditions to the Exchange Offer," the Issuers may not be required to accept for exchange any of the Existing Notes tendered. Existing Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the New Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) to the undersigned at the address(es) shown above in either of the boxes entitled "Description of Existing Mortgage Notes" or "Description of Existing Senior Subordinated Notes."

      THE BOOK-ENTRY TRANSFER FACILITY, AS THE HOLDER OF RECORD OF CERTAIN EXISTING NOTES, HAS GRANTED AUTHORITY TO BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS WHOSE NAMES APPEAR ON A SECURITY POSITION LISTING WITH RESPECT TO SUCH EXISTING NOTES AS OF THE DATE OF TENDER OF SUCH EXISTING NOTES TO EXECUTE AND DELIVER THE LETTER OF TRANSMITTAL AS IF THEY WERE THE HOLDERS OF RECORD. ACCORDINGLY, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, THE TERM "HOLDER" SHALL BE DEEMED TO INCLUDE SUCH BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS.

      THE UNDERSIGNED, BY COMPLETING EITHER OF THE BOXES ENTITLED "DESCRIPTION OF EXISTING MORTGAGE NOTES" OR "DESCRIPTION OF EXISTING SENIOR SUBORDINATED NOTES" ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH NOTES AND THIS LETTER TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX(ES) ABOVE.

                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)

                  (Complete Accompanying Substitute Form W-9)


Dated:
      --------------------------------------------------------------------------
X                                      X
 ------------------------------------    ---------------------------------------
X                                      X
 ------------------------------------    ---------------------------------------
Signature(s) of Owner(s)/or Authorized            Date
  Signatory

Area Code and Telephone Number
                               -------------------------------------------------

If a holder is tendering any Existing Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.


Name(s)
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

Capacity:
        ------------------------------------------------------------------------

Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)



                              SIGNATURE GUARANTEE

                         (If required by Instruction 3)


Signature(s) Guaranteed by

an Eligible Institution:
                         -------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                    (Title)

--------------------------------------------------------------------------------
                                 (Name of Firm)

Dated:
      --------------------------------------------------------------------------

-------------------------------------      ------------------------------------

   SPECIAL ISSUANCE INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
    (See Instructions 3 and 4)                  (See Instructions 3 and 4)

      To  be   completed   ONLY   if             To  be   completed   ONLY  if
certificates  for New  Notes  are to       certificates  for New  Notes are to
be  issued  in the  name of and sent       be sent to  someone  other than the
to someone  other than the person or       person     or     persons     whose
persons  whose  signature(s)  appear       signature(s)   appear(s)   on  this
on this Letter above.                      Letter  above or to such  person or
                                           persons  at an  address  other than
Issue:  New Notes to:                      shown   in   the   boxes   entitled
                                           "Description  of Existing  Mortgage
Name(s):                                   Notes" or  "Description of Existing
        ---------------------------        Senior  Subordinated  Notes" on this
            (Please Type or Print)         Letter above.

                                           Mail:  New Notes to:

        ---------------------------
            (Please Type or Print)         Name (s):
                                               ---------------------------------
Address:                                            (Please Type or Print)
        ---------------------------

                                               ---------------------------------
        ---------------------------                 (Please Type or Print)
                      (Zip  Code)

                                           Address:
Social Security                                     ----------------------------
Number:
       ----------------------------
                                                    ----------------------------
  (Complete Substitute Form W-9)                                     (Zip  Code)

-----------------------------------         ------------------------------------



      IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR EXISTING NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH EXISTING NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                                 INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Exchange Offer

1.    Delivery of this Letter and Existing Notes; Guaranteed Delivery Procedure.

      This Letter is to be used to forward, and must accompany, all certificates representing Existing Notes tendered pursuant to the Exchange Offer. Certificates representing the Existing Notes in proper form for transfer (or a confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at the book-entry transfer facility) must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date.

      The method of delivery of this Letter, the Existing Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to permit timely delivery.

      If a holder desires to tender Existing Notes and time will not permit such holder's Letter of Transmittal, Existing Notes (or a confirmation of book-entry transfer of Existing Notes into the Exchange Agent's account at the book-entry transfer facility) or other required documents to reach the Exchange Agent on or before the Expiration Date, such holder's tender may be effected if:

            (a) such tender is made by or through an Eligible Institution (as defined below);

            (b) on or prior to the Expiration Date, the Exchange Agent has received a telegram, facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or letter from such Eligible Institution setting forth the name and address of the holder of such Existing Notes tendered, the names in which the Existing Notes are registered, and if possible, the certificate numbers of the Existing Notes to be tendered and stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, a duly executed Letter of Transmittal, or facsimile thereof, together with the Existing Notes in proper form for transfer (or a confirmation of book entry transfer of such Existing Notes into the Exchange Agent's account at the bookBentry transfer facility), and any other documents required by this Letter and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

            (c) this Letter, or a facsimile hereof, and Existing Notes in proper form for transfer (or a confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at the book-entry transfer facility) and all other required documents are received by the Exchange Agent within three business days after the Expiration Date.

      Unless Existing Notes being tendered by the above-described method are deposited within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documentation), the Issuers, at their option, may reject the tender. Copies of a Notice of Guaranteed Delivery which may be used by Eligible Institutions for the purposes described above are available from the Exchange Agent.

      See "The Exchange Offer--Procedures for Tendering Existing Notes" in the Prospectus.

2.    Withdrawals.


      Any holder who has tendered Existing Notes may withdraw the tender by delivering written notice of withdrawal (which may be sent by telegram, facsimile (receipt confirmed by telephone and an original delivered by guaranteed overnight courier)) to the Exchange Agent prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at its address set forth herein. Any such notice of withdrawal must (i) specify the name of the person having tendered the Existing Notes to be withdrawn (the "Depositor"), (ii) identify the Existing Notes to be withdrawn (including the certificate number or numbers and principal amount of such Existing Notes), (iii) be timely received and signed by the holder in the same manner as the original signature on the Letter by which such Existing Notes were tendered or as otherwise set forth in Instruction 3 below (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the Mortgage Note Trustee or the Senior Subordinated Note Trustee (each as defined in the Prospectus) register the transfer of such Existing Mortgage Notes or Existing Senior Subordinated Notes pursuant to the terms of the Mortgage Notes Indenture or Senior Subordinated Notes Indenture (each as defined in the Prospectus), respectively, into the name of the person withdrawing the tender and (iv) specify the name in which any such Existing Notes are to be registered, if different from that of the Depositor. If Existing Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Existing Notes or otherwise comply with the book-entry transfer facility's procedures. See "The Exchange Offer-Withdrawal Rights" in the Prospectus.

3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

      If this Letter is signed by the registered holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

      If any tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

      If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

      The signatures on this Letter or a notice of withdrawal, as the case may be, must be guaranteed unless the Existing Notes surrendered for exchange pursuant thereto are tendered (i) by a registered holder of the Existing Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., a clearing agency, an insured credit union, a savings association or by a commercial bank or trust company having an office or correspondent in the United States (collectively, "Eligible Institutions"). If Existing Notes are registered in the name of a person other than the signer of this Letter, the Existing Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuers in their sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

4.    Special Issuance and Delivery Instructions.

      Tendering holders of Existing Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any New Notes will be issued in the name of, and delivered to, the name or address of the person signing this Letter and any Existing Notes not accepted for exchange will be returned to the name or address of the person signing this Letter.

5. Backup Federal Income Tax Withholding and Substitute Form W-9.

      Under the federal income tax laws, payments that may be made by the Issuers on account of New Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Issuers (or the Paying Agent under the applicable Indenture governing the New Notes) shall retain 31% of payments made to the tendering holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Issuers with his or her TIN within sixty (60) days after the date of the Substitute Form W-9, the Issuers (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Issuers with his or her TIN within such sixty (60) day period, the Issuers (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Issuers are not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Existing Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

      Failure to complete the Substitute Form W-9 will not, by itself, cause Existing Notes to be deemed invalidly tendered, but may require the Issuers (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

6.    Transfer Taxes.

      The Issuers will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to them or their order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Existing Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to the Issuers or their order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Existing Notes specified in this Letter.

7.     Waiver of Conditions.

      The Issuers reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.    No Conditional Tenders.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

      Neither the Issuers nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

9.    Inadequate Space.

      If the space provided herein is inadequate, the aggregate principal amount of Existing Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter.

10. Mutilated, Lost, Stolen or Destroyed Existing Notes.

      If any certificate has been lost, mutilated, destroyed or stolen, the holder should promptly notify First Trust National Association, Telephone (612) 244-0721. The holder will then be instructed as to the steps that must be taken to replace the certificates(s). This Letter of Transmittal and related documents cannot be processed until the Existing Notes have been replaced.

11. Requests for Assistance or Additional Copies.

      Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent at the address and telephone number indicated above.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (See Instruction 5)

-------------------------------------------------------------------------------
PAYERS' NAMES: LAS VEGAS SANDS, INC. and VENETIAN CASINO RESORT, LLC
-------------------------------------------------------------------------------

SUBSTITUTE                 Part I--Taxpayer
Form W-9                   Identification Number
                                                          ----------------------
                                                          Social Security Number

Department of the          Enter your taxpayer
Treasury                   identification number in
Internal Revenue Service   the appropriate box. For                   OR
                           most individuals, this is
                           your social security number.
                           If you do not have a number,
                           see how to obtain a "TIN" in the
                           enclosed Guidelines.
                                                          ----------------------
                                                         Employer Identification
                                                                  Number
Payer's Request for        NOTE: If the account is in
Taxpayer Indentification   more than one name, see
Number ("TIN")             the chart on page 2 of the
and Certification          enclosed Guidelines to
                           determine what number to
                           give.

                           Part II--For Payees Exempt From Backup Withholding (see enclosed Guidelines)


                           CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

                          (1) the number shown on this form is my correct
                              Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

                          (2) I am not subject to backup withholding because (a)
                              I am exempt from backup witholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.



                          SIGNATURE                     DATE
                                   --------------------     -------------------

Certification Guidelines--You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item
(2).

-------------------------------------------------------------------------------

        CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payers, 31 percent of all payments made to me on account of the New Notes shall be retained until I provide a Taxpayer Identification Number to the payers and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

SIGNATURE                                        DATE
         ---------------------------------------     -------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.